   As filed with the Securities and Exchange Commission on February 26, 1998


                                                     Registration No. 33-92466

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 4
                                    UNDER THE
                             SECURITIES ACT OF 1933


                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                      OF NORTH AMERICA SEPARATE ACCOUNT B,
                       FORMERLY NASL VARIABLE LIFE ACCOUNT
                              (Exact name of trust)

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA,
             FORMERLY NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                               (Name of depositor)

                              116 Huntington Avenue
                                Boston, MA 02116
              (Address of Depositor's Principal Executive Offices)


        James D. Gallagher, Esq.
        Vice President, Secretary                             Copy to:
           and General Counsel                          J. Sumner Jones, Esq.

The Manufacturers Life Insurance Company                Jones & Blouch L.L.P.
            of North America                               Suite 405 West
            73 Tremont Street                       1025 Thomas Jefferson Street

            Boston, MA 02108                          Washington, DC 20007-0805
 (Name and Address of Agent for Service)


         It is proposed that this filing will become effective:

                immediately upon filing pursuant to paragraph (b) of Rule 485

          ----
                on [date] pursuant to paragraph (b) of Rule 485
          ----
                60 days after filing pursuant to paragraph (a)(1) of Rule 485
          ----
            X   on May 1, 1998  pursuant to paragraph (a)(1) of Rule 485
          ----

                    RECONCILIATION AND THE TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS


ITEM NO. OF     CAPTION IN
FORM N-8B-2     PROSPECTUS
--------------------------------------------------------------------------------


1.              Cover Page
2.              Cover Page
3.              Not Applicable
4.              OTHER MATTERS:  Distribution of the Contract
5. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America Separate Account B , The Manufacturers Life Insurance Company of North America
6. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America Separate Account B
7.              Not Applicable
8.              Not Required
9.              OTHER MATTERS: Legal Proceedings
10. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America, Manufacturers Investment Trust; OTHER MATTERS:
                Voting Rights; CHARGES AND DEDUCTIONS; DESCRIPTION OF THE
                CONTRACT
11. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: Manufacturers Investment Trust
12. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: Manufacturers Investment Trust
13.             CHARGES AND DEDUCTIONS; FEDERAL TAX MATTERS; OTHER MATTERS:
                Distribution of the Contract
14.             DESCRIPTION OF THE CONTRACT: Application for a Contract
15.             DESCRIPTION OF THE CONTRACT: Allocation of Payments
16. DESCRIPTION OF THE CONTRACT: Payments; GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: Manufacturers Investment Trust
17.             DESCRIPTION OF THE CONTRACT: Withdrawals; CHARGES AND
                DEDUCTIONS: Withdrawal Charge
18.             DESCRIPTION OF THE CONTRACT; CHARGES AND DEDUCTIONS; FEDERAL TAX
                MATTERS
19.             OTHER MATTERS: Notices and Reports to Contract Holders
20.             Not Applicable
21.             DESCRIPTION OF THE CONTRACT: Loans
22.             Not Applicable
23.             OTHER MATTERS: Safekeeping of Separate Account Assets
24.             DESCRIPTION OF THE CONTRACT
25. GENERAL INFORMATION THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST:
                The Manufacturers Life Insurance Company of North America
26.             Not Applicable
27. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America
28.             OTHER MATTERS: Officers and Directors of the Company
29. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America
30.             Not Applicable
31.             Not Applicable
32.             Not Applicable
33.             Not Applicable
34.             Not Applicable
35.             OTHER MATTERS: Distribution of the Contract
36.             Not Required
37.             Not Applicable
38.             OTHER MATTERS: Distribution of the Contract
39.             OTHER MATTERS: Distribution of the Contract

40.             Not Applicable
41. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America; OTHER MATTERS: Distribution of the Contract
42.             Not Applicable
43.             Not Applicable
44.             DESCRIPTION OF THE CONTRACT: Allocation of Payments
45.             Not Applicable
46.             DESCRIPTION OF THE CONTRACT; CHARGES AND DEDUCTIONS
47. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: Manufacturers Investment Trust, The Manufacturers Life Insurance Company of North America Separate Account B
48.             Not Applicable
49.             Not Applicable
50. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America Separate Account B
51.             Cover Page; DESCRIPTION OF THE CONTRACT; CHARGES AND DEDUCTIONS
52. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America Separate Account B, Manufacturers Investment Trust
53.             FEDERAL TAX MATTERS
54.             Not Applicable
55.             Not Applicable
56.             Not Required
57.             Not Required
58.             Not Required
59.             FINANCIAL STATEMENTS

        Service Office                                     Mailing Address
     116 Huntington Avenue                                  P.O. Box 9236
  Boston, Massachusetts 02116                           Boston, Massachusetts
 (617) 266-6004 (800) 224-3687                               02205-9236
--------------------------------------------------------------------------------
                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                       OF NORTH AMERICA SEPARATE ACCOUNT B
--------------------------------------------------------------------------------
                                       OF
                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA


                  VENTURE LIFE MODIFIED SINGLE PAYMENT VARIABLE
                    LIFE INSURANCE CONTRACT NON-PARTICIPATING


     This Prospectus describes Venture Life, a modified single payment combination fixed and variable life insurance contract (the "contract"), offered by The Manufacturers Life Insurance Company of North America, formerly North American Security Life Insurance Company (the "Company"), a stock life insurance company the ultimate parent of which is The Manufacturers Life Insurance Company ("Manulife"). The contract is designed primarily for use in estate planning. The contract requires the contract owner to make an initial premium payment of at least $10,000 and, subject to certain restrictions, permits additional premium payments.


     The contract provides for a face amount which is the minimum death benefit while the contract is in force. The contract can be issued on either a single life or last survivor basis. At the death of the insured while the contract is in force, the Company will pay the death benefit (minus any indebtedness) to the beneficiary.


     Values under the contract may be allocated to a fixed investment option and held in the Company's general account, or to one or more of twenty-nine currently available variable investment options and held in The Manufacturers Life Insurance Company of North America Separate Account B, formerly NASL Variable Life Account (the "Variable Account"), a separate account of the Company. Except as specifically noted herein and as set forth in the caption "FIXED INVESTMENT OPTION" below, this Prospectus describes only the variable portion of the contract.

     Assets allocated to the Variable Account will be held in one or more of twenty-nine Sub-Accounts of the Variable Account (the "Sub-Accounts"). The assets of each Sub-Account are invested in shares of Manufacturers Investment Trust (the "Trust"), a mutual fund having an investment Portfolio for each Sub-Account of the Variable Account. See the accompanying Prospectus of the Trust. The value of a contract owner's interest in the Variable Account will, and a contract's death benefit may, vary with the investment performance of the Portfolios underlying the Sub-Accounts to which values are allocated. The Company does not guarantee the performance of any Portfolio.

     BECAUSE THE CONTRACT WILL TYPICALLY BE TREATED AS A MODIFIED ENDOWMENT CONTRACT FOR FEDERAL INCOME TAX PURPOSES, LOANS, PARTIAL WITHDRAWALS OR SURRENDER OF THE CONTRACT MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.


     It may not be advantageous to purchase variable life insurance as a replacement for existing insurance.


PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IN ADDITION, THE SECURITIES AND EXCHANGE COMMISSION ("SEC") MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VENLIFE.598                           The date of the Prospectus is May 1, 1998

                                TABLE OF CONTENTS



SPECIAL TERMS...........................................................     3
SUMMARY.................................................................     5
GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE  COMPANY OF
NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH
AMERICA SEPARATE ACCOUNT B, AND MANUFACTURERS INVESTMENT TRUST..........     7
DESCRIPTION OF THE CONTRACT.............................................     12
      Application for a Contract........................................     12
      Payments..........................................................     12
      Allocation of Payments............................................     13
      Variable Investment Options.......................................     13
      Transfers Among Investment Options................................     14
      Telephone Transactions............................................     14
      Dollar Cost Averaging.............................................     14
      Asset Rebalancing Program.........................................     14
      Loans.............................................................     15
      Withdrawals.......................................................     15
      Death Benefit.....................................................     16
      Annuity Payment Options...........................................     17
      Termination.......................................................     18
      Reinstatement.....................................................     18
      Fixed Investment Option...........................................     18
      Ten Day Right to Review...........................................     19
      Ownership.........................................................     20
      Beneficiary.......................................................     20
      Miscellaneous Contract Provisions.................................     20

CHARGES AND DEDUCTIONS..................................................     21
      Monthly Deduction.................................................     21
      Distribution Charge...............................................     21
      Premium Tax Charge................................................     22
      Federal Tax Charge................................................     22
      Administration Charge.............................................     22
      Cost of Insurance Charge..........................................     22
      Mortality and Expense Risk Charge.................................     22
      Withdrawal Charge.................................................     22
      Other Taxes.......................................................     24

FEDERAL TAX MATTERS.....................................................     24
      Introduction......................................................     24
      The Company's Tax  Status.........................................     24

      Taxation of Life Insurance Contracts in General...................     24
      Federal Income Tax Withholding....................................     24

OTHER MATTERS...........................................................     28
      Voting Rights.....................................................     28
      Notices and Reports to Contract Owners............................     29
      Distribution of the Contract......................................     29
      Officers and Directors of the Company.............................     29
      Confirmation Statements...........................................     31
      Legal Proceedings.................................................     31
      Legal Matters.....................................................     31
      Independent Auditors..............................................     31
      Safekeeping of Variable Account Assets............................     32
      Other Information.................................................     32
      Contract Owner Inquiries..........................................     32
CONTRACT ILLUSTRATIONS..................................................     32
FINANCIAL STATEMENTS....................................................     32

                                  SPECIAL TERMS


Age and Attained Age          The age at the insured's last birthday on the
                              contract date. If the insured is more than one person, "age" is the joint equivalent age specified on the contract specifications page.
                              "Attained age" is age plus the number of complete contract years.

Annuity Option                One of several alternative methods by which
                              payment of the proceeds may be made. If no annuity option is specified, then proceeds will be paid in a lump-sum.

Beneficiary                   The person, persons, or entity to whom the death
                              benefit proceeds are payable following the death of the insured.

Cash Value                    The contract value minus any applicable withdrawal
                              charge.

Company                       The Manufacturers Life Insurance Company of North
                              America

Contingent                    The person, persons or entity who becomes the
Beneficiary                   beneficiary if the beneficiary is not alive.

Contract                      The anniversary of the contract date.
Anniversary

Code                          The Internal Revenue Code of 1986, as amended.

Contract Date                 The date from which contract anniversary, contract
                              year and monthly anniversary day are determined.
                              The contract date is specified on the contract specifications page.

Contract Value                The total of the investment account values and, if
                              applicable, any amount in the loan account attributable to the contract.

Contract Year                 The period of twelve consecutive months beginning
                              on the contract date or any contract anniversary thereafter.

Death Benefit                 The death benefit is determined on the date of the
                              insured's death and will be the greater of (a) the face amount or (b) the contract value multiplied by the death benefit factor stated in the contract.

Debt Any amounts in the loan account attributable to the contract plus any accrued loan interest.

Face Amount                   The minimum death benefit provided by the
                              contract. The initial face amount is shown on the contract specifications page. The face amount may be reduced as a result of partial withdrawals and may be increased as the result of additional premium payments.

General Account               All of the assets of the Company other than assets
                              in separate accounts.

In Force The contract is in effect, beginning on the later of the issue date or receipt of the initial payment, until the contract is terminated.

Insured The person whose life is covered by the contract, as specified on the contract specifications page. If more than one person is so named, all provisions of the contract which are based on the death of the insured will be based on the date of the death of the last survivor of those persons.

Investment Account            An account the Company establishes for the owner
                              which represents the owner's interest in an investment option.

Investment Account Value      The value of the owner's investment in an
                              investment account.

Investment Options            The fixed and variable investments available to
                              contract owners. Currently, one fixed and twenty-nine variable investment options are available under the contract. The Company currently limits the number of investment options to which an owner may allocate contract value to ten.

Issue Date                    The date the application is approved and the
                              contract is issued, as specified on the contract specification page.


Loan Account                  The portion of the assets held in the Company's
                              general account that is used as collateral when a loan is taken.

Maturity Date                 The date on which proceeds are payable if the
                              insured is living, and the contract has not been surrendered for payment of its surrender value, as specified on the contract specifications page (the contract anniversary when the insured has attained age 100, unless the extended maturity option is elected).



Monthly Anniversary Day       The same day each month as the contract date. If
                              there is no monthly anniversary day in a calendar month, the monthly anniversary day will be the last day of the current calendar month.



Owner or
Contract Owner                The person, persons or entity entitled to the
                              ownership rights under the contract.

Payment or
Premium Payment               An amount paid by a contract owner to the Company
                              as consideration for the benefits provided by the contract.

Portfolio or                  The registered management investment companies
Trust Portfolio               (or any successor companies offered under the
                              contract) in which the separate account may invest.

Proceeds Upon the death of the insured while the contract is in force prior to the maturity date, the amount to be paid to the beneficiary (the death benefit minus any debt). Upon surrender of the contract or on the maturity date, the surrender value to be paid to the contract owner.

Separate Account              A segregated account of the Company that
                              is not commingled with the Company's general assets and obligations.

Service Office                Any office the Company designates for the receipt
                              of payments and processing of contract owner requests.


Sub-Account(s)                The subdivisions of the separate account used to
                              permit a contract owner's contract value, less indebtedness, to be allocated among the Portfolios.

Surrender Value               The cash value less any debt.


Trust                         Manufacturers Investment Trust

Unliquidated
Payments The sum of all payments under the contract, minus the sum of payments liquidated, if any, due to partial withdrawals.


Valuation Date                Any date on which the New York Stock Exchange is
                              open for business and the net asset value of a Portfolio is determined.

Valuation Period              Any period from one valuation date to the next,
                              measured from the time on each valuation date that the net asset value of each Portfolio is determined.


Variable Account              The Manufacturers Life Insurance Company of North
                              America Separate Account B, which is a separate account of the Company.

                                     SUMMARY

THE CONTRACT

     The contract is a modified single payment variable life insurance contract. The contract provides a death benefit and is designed for use in estate planning. During the insured's life, the contract provides that the contract value will accumulate on a fixed and/or variable basis. The variable portion of the contract will vary with the investment performance of an owner's variable investment accounts. Any portion of contract value allocated to the fixed investment option will accumulate based on the interest rate(s) credited by the Company.

PAYMENTS


     The contract requires the contract owner to make an initial payment of at least $10,000 and, subject to certain restrictions, permits additional payments. After the first contract anniversary, one additional premium payment of at least $1,000 may be made at any time during each contract year. Provided that the insured is between ages 40 and 70, up to the lesser of $5,000 or 5% of the initial payment may be paid without submitting new evidence of insurability. Additional payments may or may not increase the contract's face amount (see "PAYMENTS").


INVESTMENT OPTIONS


     Payments may be allocated among the thirty investment options currently available under the contract: twenty-nine variable investment options and one fixed investment option. Contract value may be allocated to a maximum of ten investment options at any one time. The twenty-nine variable investment options are the twenty-nine Sub-Accounts of the Variable Account, a separate account established by the Company. The Sub-Accounts invest in corresponding Portfolios of the Trust: Science and Technology Trust, International Small Cap Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Small/Mid Cap Trust, International Stock Trust, Global Equity Trust, Equity Trust, Growth Trust, Blue Chip Growth Trust, Real Estate Securities Trust, Value Trust, International Growth and Income Trust, Growth and Income Trust, Equity-Income Trust, Aggressive Asset Allocation Trust, High Yield Trust, Moderate Asset Allocation Trust, Conservative Asset Allocation Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and the Lifestyle Conservative 280 Trust (see the accompanying Prospectus of the Trust). The portion of the contract value in the Variable Account will reflect the investment performance of the Sub-Accounts selected (see "THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B"). Premium payments may also be allocated to the fixed investment option. Under the fixed investment option, the Company guarantees the principal value of payments and the rate of interest credited to the investment account until the next contract anniversary. The portion of the contract value in the fixed investment option will reflect such interest and principal guarantees (see "FIXED INVESTMENT OPTION"). Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.


     If the initial payment is received at the Service Office prior to the issue date, the entire payment will be allocated to the Company's General Account. This amount will be allocated to the Money Market Sub-Account as of the issue date of the contract. The contract value will then be allocated among the investment accounts in accordance with the applicant's instructions on the later of (a) fifteen days after the issue date of the contract or (b) the date the initial payment is received at the Service Office.

TRANSFERS


     Prior to the maturity date, amounts may be transferred among the variable investment options and from the variable investment options to the fixed investment option without charge. In addition, amounts may be transferred prior to the maturity date from the fixed investment option to the variable investment options within 30 days of each contract anniversary (and in other limited circumstances) (see "FIXED INVESTMENT OPTION"). After the maturity date, transfers are not permitted. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If after the transfer the amount remaining in the investment account of the contract from which the transfer is made is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers (see "TRANSFERS AMONG INVESTMENT OPTIONS"). Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract (see "DOLLAR COST AVERAGING").


WITHDRAWALS


     Prior to the earlier of the maturity date or the death of the insured, the owner may withdraw all or a portion of the contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the withdrawal request will be treated as a request to withdraw the entire contract value. A withdrawal charge may be imposed (see "WITHDRAWALS"). A withdrawal may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").


LOANS


     A owner may obtain one or both of two types of loans using the contract as the sole security for the loan. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of the cash value (see "LOANS"). A loan may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").


CONFIRMATION STATEMENTS


     Owners will be sent confirmation statements for certain transactions in their account. Owners should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to the Company's Service Office. If the owner fails to notify the Company's Service Office of any mistake within 60 days of the mailing of the confirmation statement, the owner will be deemed to have ratified the transaction.


CHARGES AND DEDUCTIONS

     Contract Charges

     No deduction is made from premium payments under the contract. On each monthly anniversary day (or, if the monthly anniversary is not a valuation date, the next valuation date after the monthly anniversary), charges are deducted proportionately from all investment accounts.

     Certain charges are expressed as an annual percentage of the owner's contract value:


            Three of these charges are deducted only during the first ten contract years:

               o    0.25% for distribution costs incurred by the Company,

               o 0.25% for state premium taxes to be paid by the Company as a result of receipt of premium payments, and

               o 0.15% for the Company's increased Federal taxes caused by its receipt of premium payments.


            Two of these charges are deducted for all contract years:


               o    A 0.40% charge for contract administration, and

               o A 0.35% charge for the death benefit provided by the contract (0.55% after the first ten contract years). If there is more than one insured, this charge is 0.10% (0.30% after the first ten contract years). This cost of insurance charge may vary; however, it is guaranteed not to exceed charges based upon the Commissioner's 1980 Standard Ordinary Mortality Table (the "1980 CSO Table").

     In addition, there are two other contract charges:


               o A charge at an annual rate of 0.90% of the value of each variable investment account is deducted monthly for the mortality and expense risks assumed by the Company in connection with the contract.

               o A monthly administrative charge of $2.50 per month will be imposed upon contracts with less than $100,000 of total premium payments (see "CHARGES AND DEDUCTIONS").


     Trust Charges

     There are deductions from and expenses paid out of the assets of the Trust Portfolios that are described in the accompanying Prospectus of the Trust.

DEATH BENEFIT


     The contract provides for a face amount which is the minimum death benefit under the contract. The death benefit may be greater than the face amount as a result of favorable investment performance. At the death of the insured, the Company will pay the proceeds to the beneficiary. The proceeds equal the death benefit less any debt under the contract (see "DEATH BENEFIT").


TEN DAY REVIEW


     Within 10 days of receipt of a contract, the contract owner may cancel the contract by returning it to the Company (see "TEN DAY RIGHT TO REVIEW").


TERMINATION


     The contract will terminate and life insurance coverage will cease if the owner surrenders the contract, or if the insured dies. It also will terminate 61 days after a monthly anniversary day when the contract surrender value is less than zero unless the owner makes payments within the 61 day grace period sufficient to prevent the termination. Unless the owner elects the extended maturity option, the contract will also terminate on the maturity date specified on the contract specifications page (the contract anniversary when the attained age of the insured is 100) (see "TERMINATION").


                            GENERAL INFORMATION ABOUT
           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA,
       THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE
                  ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

     The Manufacturers Life Insurance Company of North America, (the "Company") is a stock life insurance company organized under the laws of Delaware in 1979. The Company's principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. The Company is also the depositor of The Manufacturers Life Insurance Company of North America Separate Account B, (the "Variable Account") a separate account of the Company that issues variable life contracts. The ultimate parent of the Company is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, the Company was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996 North American Life and Manulife merged with the combined company retaining the name Manulife.

     On January 20, 1998, the Board of Directors of Manulife asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and policyholders as well as regulatory approval.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B


     The Company established the Variable Account in 1986, as a separate account under Delaware law. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contract, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contract are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.


     The Variable Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account. If deemed by the Company to be in the best interests of persons having voting rights under the contract, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if registration under the 1940 Act is no longer required.

     There are currently twenty-nine Sub-Accounts within the Variable Account, one for each of the twenty-nine Portfolios described below. The Company reserves the right to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account established by the Company or an affiliated company. The Company will not eliminate existing Sub-Accounts or combine Sub-Accounts without obtaining any necessary approval of the appropriate state or Federal regulatory authorities.



MANUFACTURERS INVESTMENT TRUST

     The assets of each sub-account of the Variable Account are invested in shares of a corresponding Portfolio of the Trust. A description of each Portfolio is set forth below. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust, Emerging Growth Trust and the five Lifestyle Trusts which are non-diversified. The Trust receives investment advisory services from Manufacturers Securities Services, LLC, the successor to NASL Financial Services, Inc. ("MSS").

     The Trust currently has fourteen subadvisers who manage all of the portfolios:

  SUBADVISER                               SUBADVISER TO

  Fidelity Management Trust Company        Equity Trust
                                           Conservative Asset Allocation Trust
                                           Moderate Asset Allocation Trust
                                           Aggressive Asset Allocation Trust

  Founders Asset Management LLC.           Growth Trust
                                           International Small Cap Trust

  Fred Alger Management, Inc.              Small/Mid Cap Trust

  J.P. Morgan Investment Management Inc.   International Growth and Income Trust

  Oechsle International Advisors, L.P.              Global Government Bond Trust

  Manufacturers Adviser Corporation        Real Estate Securities Trust
                                           Money Market Trust
                                           Lifestyle Aggressive 1000 Trust
                                           Lifestyle Growth 820 Trust
                                           Lifestyle Balanced 640 Trust
                                           Lifestyle Moderate 460 Trust
                                           Lifestyle Conservative 280 Trust

  Miller Anderson & Sherrerd, LLP          Value Trust
                                           High Yield Trust

  Morgan Stanley Asset Management Inc.     Global Equity Trust

  Pilgrim Baxter & Associates, Ltd.        Pilgrim Baxter Growth Trust

  Rowe Price-Fleming International, Inc.   International Stock Trust

  T. Rowe Price Associates, Inc.           Science & Technology Trust
                                           Blue Chip Growth Trust
                                           Equity-Income Trust

  Wellington Management Company LLP        Growth and Income Trust
                                           Investment Quality Bond Trust

  Salomon Brothers Asset Management Inc.   U.S. Government Securities Trust
                                           Strategic Bond Trust

  Warburg Pincus Asset Management, Inc.    Emerging Growth Trust


The following is a brief description of each Portfolio:

         The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the Portfolio's objective.

         The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         The EMERGING GROWTH TRUST seeks maximum capital appreciation by investing primarily in a Portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

         The PILGRIM BAXTER GROWTH TRUST seeks capital appreciation by investing in companies believed by the Subadviser to have an outlook for strong earnings growth and the potential for significant capital appreciation.

         The SMALL/MID CAP TRUST seeks long-term capital appreciation by investing at least 65% of its total assets (except during temporary defensive periods) in small/mid cap equity securities. As used herein small/mid cap equity securities are equity securities of companies that, at the time of purchase, have total market capitalization between $500 million and $5 billion.

         The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

         The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

         The EQUITY TRUST seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

         The GROWTH TRUST seeks long term growth of capital by investing at least 65% of the Portfolio's total assets in common stocks of well-established, high-quality growth companies that the Subadviser believes have the potential to increase earnings faster than the rest of the market.

         The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the Portfolio are expected to pay dividends.

         The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

         The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

         The INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The Portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's Investor Services, Inc. or Standard & Poor's Corporation or, if unrated, of equivalent credit quality as determined by the subadviser.

         The GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified Portfolio of common stocks of United States issuers which the Subadviser believes are of high quality.

         The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

         The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

         The AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.

          o The AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This Portfolio attempts to limit the decline in Portfolio value in very adverse market conditions to 15% over any three year period.

          o The MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This Portfolio attempts to limit the decline in Portfolio value in very adverse market conditions to 10% over any three year period.

          o The CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This Portfolio attempts to limit the decline in Portfolio value in very adverse market conditions to 5% over any three year period.

         The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its Subadviser broad discretion to deploy the Portfolio's assets among certain segments of the fixed-income market as the Subadviser believes will best contribute to achievement of the Portfolio's investment objective.

         The GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital by investing primarily in a global Portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

         The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified Portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The Portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

         The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

         The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

         The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other Portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

         The LIFESTYLE GROWTH 820 TRUST seeks to provide long term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

         In pursuing the Strategic Bond, High Yield and Investment Quality Bond Trusts' investment objective, each portfolio expects to invest a portion of its assets in high yield securities, commonly known as "junk bonds" which also present a high degree of risk. The risks of these securities include price volatility and risk of default in the payment of interest and principle. See "Risk Factors Relating to High Yield Securities" contained in the Trust Prospectus before investing in any of these Trusts.

         In pursuing the Pacific Rim Emerging Markets, International Stock, Worldwide Growth, International Small Cap, Global Equity, Strategic Bond, International Growth and Income, High Yield and Global Government Bond Trusts' investment objective, each portfolio may invest up to 100% of its assets in foreign securities which may present additional risks. See "Foreign Securities" in the Trust Prospectus before investing in any of these Trusts.

         If the shares of any Portfolio are no longer available for investment or in the Company's judgment, investment in a Portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a Portfolio and substitute shares of another Portfolio or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future payments. However, no substitution will be made without notice to contract owners and prior approval of the SEC to the extent required by the 1940 Act. The Variable Account may purchase other securities for additional Sub-Accounts or to fund classes of contracts not offered through this Prospectus without giving such notice or seeking SEC approval.


     A full description of the Trust, including the investment objectives, policies and restrictions and expenses of each of the Portfolios and a description of procedures for handling potential conflicts of interest arising from the use of the Trust to fund both variable annuity and variable life insurance contracts, is contained in the Prospectus for the Trust which accompanies this Prospectus and should be read by a prospective purchaser before investing.


                           DESCRIPTION OF THE CONTRACT

APPLICATION FOR A CONTRACT


     To purchase a contract a prospective contract owner must submit an application to the Company. A contract will be issued only on the lives of insureds from ages 20 through 80 who supply evidence of insurability satisfactory to the Company. Contracts insuring more than one person will only be issued to a male life/female life combination where the difference in their "adjusted ages" (age last birthday plus three years if tobacco user) is not more than 15 years. Acceptance is subject to the Company's underwriting rules. The Company reserves the right to reject an application for any lawful reason provided similarly-situated risks are treated in a consistent manner and unfair discrimination is avoided. IF A CONTRACT IS NOT ISSUED, THE PREMIUM PAYMENTS WILL BE RETURNED WITHOUT INTEREST. No change in the terms or conditions of a contract will be made without the consent of the owner.


     The contract will be effective on the contract date only after the Company has received all outstanding delivery requirements and received the initial payment. The contract date is the date used to determine all future cyclical transactions on the contract, e.g., monthly anniversary day and contract years. The contract date may be prior to, or the same as, the date the contract is issued.

     If the face amount exceeds current limits established by the Company, the initial payment will not be accepted with the application. In other cases where an initial payment is received with the application, the Company will provide conditional insurance during underwriting according to the terms of a prepayment receipt and temporary life insurance agreement. The conditional insurance will be the insurance applied for, up to a maximum of $100,000. If no payment was submitted with the application, on contract delivery we will require sufficient payment to place the insurance in force.

PAYMENTS

     The contract is designed to permit an initial payment and, subject to certain conditions, additional payments. The initial payment purchases a death benefit initially equal to the contract's face amount. The minimum initial payment is $10,000.

     Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table:

      ISSUE AGE                 SIMPLIFIED UNDERWRITING MAXIMUM INITIAL PAYMENT

        20-39                   Not available
        40-44                   $20,000
        45-54                   $30,000
        55-64                   $50,000
        65-80                   $100,000


If the additional payment is greater than the Guaranteed Additional Payment (as defined below) and is not made to avoid termination of the contract, new evidence of insurability of the insured will be required. No additional payment will be accepted until evidence of insurability is provided to the Company.

     Additional payments may be made at any time and in any amount necessary to avoid termination of the contract. Other additional payments may be made at any time after the first contract anniversary, subject to the following conditions:


         (1)      each additional payment must be at least $1,000;
         (2)      only one payment may be paid in any contract year;
         (3)      the attained age of the insured must be less than 81; and
         (4) absent submission of new evidence of insurability of the insured, the maximum additional payment permitted in a contract year is the "Guaranteed Additional Payment". The Guaranteed Additional Payment is the lesser of $5,000 or a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-80).

     An additional payment may result in an increase in the face amount of insurance. If necessary, the Company will increase the face amount by an amount sufficient to permit the contract to remain within the definition of a "life insurance contract" under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").


ALLOCATION OF PAYMENTS

     The Company will establish an investment account for the contract owner for each variable investment option to which the contract owner allocates payments. The contract owner may allocate contract value to a maximum of ten investment options at any one time.

     If the initial payment is received at the Service Office prior to the issue date, the entire payment will be allocated to the Company's General Account. On the issue date, this amount will be allocated to the Money Market Sub-Account as of the date the initial payment is received at the Service Office. The contract value will then be allocated among the investment accounts in accordance with the applicant's instructions on the later of (a) fifteen days after the issue date of the contract or (b) the date the initial payment is received at the Service Office. Additional payments are first applied to the amount of any debt under any outstanding loan. Thereafter, additional payments will be allocated among investment options in accordance with the contract owner's instructions as of the date the payment is received at the Service Office.

VARIABLE INVESTMENT OPTIONS

     The investment account for a variable investment option represents the contract owner's interest in that investment option. The value of a variable investment account may increase or decrease daily depending on the net investment experience (described below) for a Sub-Account. The investment account value reflects payments, amounts transferred to the investment account, the net investment experience of the Sub-Account, and any withdrawals, loans, transfers and charges taken from the investment account.

     The net investment experience for a variable investment account is the investment performance of the underlying Trust Portfolio of a Sub-Account from one valuation period to the next. The net investment experience for any valuation period is determined by dividing (a) by (b):

     Where (a) is:
          (1) the net asset value of a Portfolio share held in the Sub-Account determined at the end of the current valuation period, plus

          (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

     Where (b) is:

          the net asset value of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

TRANSFERS AMONG INVESTMENT OPTIONS

     Before the maturity date the contract owner may transfer amounts among the variable investment options and from such investment options to the fixed investment option at any time and without charge upon written notice to the Company or by telephone if the contract owner authorizes the Company in writing to accept telephone transfer requests. Amounts may only be transferred from the fixed investment option to the variable investment options within 30 days of the contract anniversary. The Company will effect such transfers so that the contract value on the date of the transfer will not be affected by the transfer. The contract owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make to one per month or six at any time within a contract year. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust Portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

TELEPHONE TRANSACTIONS


     Contract owners are permitted to request transfers by telephone. The Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request transfers by telephone, a contract owner must elect the option on an appropriate authorization form provided by the Company. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following: Upon telephoning a request, contract owners will be asked to provide certain identifying information. For the contract owner's and Company's protection, all conversations with contract owners will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.


DOLLAR COST AVERAGING


     The Company administers a Dollar Cost Averaging ("DCA") program which enables a contract owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Contract owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any Sub-Account or the fixed investment option to other Sub-Accounts until the amount in the Sub-Account from which the transfer is made or the fixed investment option is exhausted. The DCA program is generally suitable for contract owners making a substantial deposit to the contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Contract owners interested in the DCA program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Service Office. There is no charge for participation in the DCA program.


ASSET REBALANCING PROGRAM


     The Company administers an Asset Rebalancing Program which enables a contract owner to indicate to the Company the percentage levels he or she would like to maintain in particular Trust Portfolios. On the last business day of every calendar quarter, the contract owner's contract value will be automatically rebalanced to maintain the indicated percentages by transfers among the Portfolios. (The fixed investment option is not eligible for participation in the Asset Rebalancing Program.) The entire value of the contract owners' variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, contract owners should monitor their use of these programs and other transfers or withdrawals while the Asset Rebalancing Program is being used. Contract owners interested in the Asset Rebalancing Program may obtain a separate application and full information concerning the program from their securities dealer or the Service Office. There is no charge for participation in the Asset Rebalancing Program.

LOANS


     While the contract is in force, the owner may obtain loans using the owner's contract as the sole security for the loan. The maximum loan amount is 90% of cash value at the time of the loan; the minimum loan amount is $1,000. Contract loans may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS"). When an owner requests a loan, the Company will reduce the owner's investment in the investment accounts and transfer the amount of the loan to the loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts on a pro rata basis. On each contract anniversary, the Company will transfer from the investment accounts to the loan account the amount by which the debt on the contract exceeds the balance in the loan account. In addition, any additional payments are first applied to the amount of any debt under any outstanding loan.


     The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. Except for the target loan amount described below, the loan account will be credited interest at the rate of 4% per year.

     The target loan amount is equal to the greater of:

     (a)  the excess of the contract value over the unliquidated payments, or

     (b)  10% of total payments made under the contract.

     The amount of the loan account that is less than or equal to the target loan amount will be credited interest at the rate of 6% per year (unless a lower rate becomes necessary in order to maintain the tax status of the contract). The portion of the loan account that qualifies as target loan amount is determined on the contract date and each monthly anniversary day.

     If on any date debt under a contract exceeds the contract value, the contract will be in default. In such case, the owner will receive a notice indicating the payment needed to bring the contract out of default and will have a sixty-one day grace period within which to pay that amount. If the required payment is not made within the grace period, the contract will be terminated.


     The amount of any debt will be deducted from the death benefit otherwise payable under the contract (see "DEATH BENEFIT"). In addition, debt, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.


     The owner may repay any debt in whole or in part at any time while the contract is in force. An amount equal to the amount of the loan repayment will be transferred from the loan account and allocated among the investment accounts in the same percentage as additional payments are allocated, unless the owner requests otherwise.

WITHDRAWALS


     Prior to the earlier of the maturity date or the death of the insured, the owner may withdraw all or a portion of the contract value upon written request, complete with all necessary information to the Service Office. In the case of a total withdrawal, the Company will pay the surrender value as of the date of receipt of the request at the Service Office, and the contract will terminate. In the case of a partial withdrawal from an investment account, the Company will pay the amount requested and deduct that amount plus any applicable withdrawal charge from such investment account. All request to withdraw all or a portion of the contract value must be in writing. Telephone withdrawals are not permitted. (see "CHARGES AND DEDUCTIONS").

     When making a partial withdrawal, the contract owner should specify the investment accounts from which the withdrawal is to be made. The amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge. If the contract owner does not specify the investment account from which a partial withdrawal is to be taken, a partial withdrawal will be taken from all the investment accounts. The face amount will be reduced proportionally to the reduction in the contract value due to the partial withdrawal.


     For the rules governing the order and manner of withdrawals from the fixed investment option (see "FIXED INVESTMENT OPTION").


     There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment account. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment account is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the contract value.


     The amount of any withdrawal from the variable investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (2) and (3) exist.

     Withdrawals from the contract may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").

DEATH BENEFIT Upon receipt of proof of the death of the insured while the contract is in force, the Company will pay the death benefit proceeds to the beneficiary. The amount of the death benefit is determined on the date the Company receives proof of the insured's death and will be the greater of (a) the face amount or (b) the contract value times the death benefit factor from the following table:

                          Death                                        Death
       Attained          Benefit            Attained                  Benefit
         Age             Factor               Age                     Factor
         ---             ------               ---                     ------
         40 or
        younger           250%                 60                      130%
          41              243%                 61                      128%
          42              236%                 62                      126%
          43              229%                 63                      124%
          44              222%                 64                      122%
          45              215%                 65                      120%
          46              209%                 66                      119%
          47              203%                 67                      118%
          48              197%                 68                      117%
          49              191%                 69                      116%
          50              185%                 70                      115%
          51              178%                 71                      113%
          52              171%                 72                      111%
          53              164%                 73                      109%
          54              157%                 74                      107%
          55              150%                75-90                    105%
          56              146%                 91                      104%
          57              142%                 92                      103%
          58              138%                 93                      102%
          59              134%                94-99                    101%



     Proof of death is received when one of the following is received at the Service Office:

     (a)  A certified copy of a death certificate; or
     (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     (c)  Any other proof satisfactory to the Company.


     All or part of the death benefit proceeds may be paid in cash or applied under an annuity option (see "ANNUITY PAYMENT OPTIONS"). If there is any debt under the contract, the death benefit proceeds equal the death benefit, as described above, less such debt.


ANNUITY PAYMENT OPTIONS

     Proceeds payable under the contract are payable either in a lump sum or in accordance with one or more annuity options. If no annuity option is specified, then proceeds will be paid in a lump sum. The person to receive payments under an option is called the payee and for joint and survivor annuities, the second person named is called the co-payee. An annuity option may be chosen only if the amount to be applied for any payee is at least $2,000. Each periodic payment must be at least $25. In addition to the annuity options described below, the owner may choose any form of settlement acceptable to the Company.


The following options are guaranteed in the contract:


         Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the payee. No payments are due after the death of the payee. Since there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

         Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the payee. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the payee dies prior to the end of the tenth year.

         Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the payee and a designated co-payee. No payments are due after the death of the last survivor of the payee and co-payee. Since there is no guarantee that any minimum number of payments will be made, a payee or co-payee may receive only one payment if the payee and co-payee die prior to the date the second payment is due.


         Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the payee and a designated co-payee. Since payments are guaranteed for 10 years, annuity payments will be made to the end of that period if both the payee and the co-payee die prior to the end of the tenth year.

         In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

         Option 3: Life annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the payee. Since payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

         Option 4: Joint & Two-Thirds Survivor No-Refund Life Annuity - An annuity with full payments during the joint lifetime of the payee and a designated co-payee and two-thirds payments during the lifetime of the survivor. Since there is no guarantee that any minimum number of payments will be made, a payee or co-payee may receive only one payment if the payee and co-payee die prior to the date the second payment is due.

Death Benefit under Annuity Payment Options

         If annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, and the payee(s) dies, the Company will make the remaining guaranteed payments to the payee's named beneficiary. If no beneficiary is living, the Company will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the payee.

TERMINATION

         The contract will terminate and life insurance coverage will cease on the earliest of the following:

         (a)      the date the owner surrenders the contract; or
         (b)      the maturity date of the contract; or
         (c)      the end of the grace period described below; or
         (d)      the death of the insured.

         A grace period of 61 days commences on a monthly anniversary day on which the contract's surrender value is less than zero. If sufficient payment is not made by the end of the grace period, the contract will terminate without value. The Company will mail the owner and any assignee written notice of the amount of payment that will be required to continue the contact in force at least 61 days before the end of the grace period. The payment required will be no greater than the amount required to pay the monthly deduction for three months as of the day the grace period began. If payment is not made by the end of the grace period, the owner's contract will terminate without value.


         Termination on the maturity date may be avoided if the insured is living on that date and if the owner sends the Company written notice that the owner elects the contract's extended maturity option prior to the maturity date. If the extended maturity option is elected, the entire contract value will be transferred to the fixed investment account on the maturity date and no further cost of insurance charges will be incurred. Death benefit proceeds will then be equal to the surrender value. A decision to elect, or not to elect, the extended maturity option will have income tax consequences (see "FEDERAL TAX MATTERS").

REINSTATEMENT

     During the life of the insured, this contract may be reinstated within two years from the end of the grace period unless it was surrendered for payment of its surrender value. To reinstate, the Company must receive satisfactory proof of the insurability of the insured, and any debt must be repaid or reinstated. Sufficient payment must be made to cover:

     (a) all monthly deductions that are due and unpaid during the grace period, and

     (b) three months of the guaranteed maximum cost of insurance as of the date of reinstatement.

The contract value on the reinstated date will reflect:

     (a) the contract value at the time of termination; plus (b) payments made at the time of reinstatement.

The withdrawal charge will be based on the number of contract years from the original contract date.

FIXED INVESTMENT OPTION

     Investment Option. A one year fixed investment option is available under the contract. Under the one year fixed investment option, the Company guarantees the principal value of payments and the rate of interest credited to the investment account until the next contract anniversary. The portion of the contract value in the one year fixed investment option will reflect such interest and principal guarantees. The guaranteed interest rates on new amounts allocated or transferred to the fixed investment account are determined from time-to-time by the Company in accordance with market conditions. The effective interest rate credited at any time to the fixed investment account of a contract is the weighted average of all guaranteed rates for the contract. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for an amount in the fixed investment account, it is guaranteed until the next contract anniversary and may not be changed by the Company.

     Pursuant to a Guarantee Agreement dated November 19, 1993, (originally entered into by North American Life and assumed by Manulife in the merger), Manulife, the ultimate parent of the Company, unconditionally guarantees to the Company on behalf of and for the benefit of the Company and owners of fixed contracts issued by the Company that it will, on demand, make funds available to the Company for the timely payment of contractual claims under fixed contracts. This Guarantee covers the fixed portion of the contracts described in this Prospectus. This Guarantee may be terminated by Manulife on notice to the Company. Termination will not affect Manulife's continuing liability with respect to all fixed contracts issued prior to the termination of the Guarantee.

     Investment Account. Contract owners may allocate payments, or make transfers from the variable investment options, to the fixed investment option at any time prior to the maturity date. The Company will establish an investment account when amounts are allocated to the fixed investment option.

     Renewals. At the end of a guarantee period, the contract owner may establish a new investment account with a one year guarantee period at the then current interest rate or transfer the amounts to a variable investment option, all without the imposition of any charge. If the contract owner does not specify the renewal option desired, the Company will select the fixed investment option.


     Transfers. Prior to the maturity date, the contract owner may transfer amounts from the fixed investment account to the variable investment options within 30 days of the contract anniversary. Amounts in the fixed investment account may be transferred prior to the end of the contract year pursuant to the Dollar Cost Averaging program.


     Withdrawals. The contract owner may make total and partial withdrawals of amounts held in the fixed investment account at any time prior to the maturity date or his or her death. Withdrawals from the fixed investment account will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS." The Company reserves the right to defer payment of amounts withdrawn from the fixed investment account for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, the Company will pay interest on the amount deferred at a rate not less than 3% per year or such higher rate as may be required by the applicable state or jurisdiction).

     Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. If withdrawals are taken from more than one investment account, the free withdrawal amount will be applied to all investment accounts on a pro rata basis.


     Withdrawals from the contract may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").

     Securities Registration. Due to certain exemptive and exclusionary provisions, interests in the fixed investment account are not registered under the Securities Act of 1933 (the "1933 Act") and the Company's general account is not registered as an investment company under the 1940 Act. Accordingly, neither interests in the fixed investment account nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosures in the Prospectus relating thereto. Disclosures relating to interests in the fixed investment account and the general account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement.


TEN DAY RIGHT TO REVIEW

     The contract owner may cancel the contract by returning it to the Service Office or agent at any time within 10 days after receipt of the contract. Within 7 days of receipt of the contract by the Company, the Company will refund the payment made for the contract, less any debt or partial withdrawals.

     No withdrawal charge is imposed upon return of the contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

OWNERSHIP

     The contract owner is the person entitled to exercise all rights under the contract and is the person designated in the contract specifications page or as subsequently named. If amounts become payable to any beneficiary under the contract, the beneficiary is the contract owner.

     Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date the Company receives the request at the Service Office. The Company assumes no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

BENEFICIARY

     The beneficiary is the person, persons or entity designated in the contract specifications page or as subsequently named. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any revocable beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the owner or the owner's estate.

MISCELLANEOUS CONTRACT PROVISIONS

Limit on Right to Contest

     With regard to the life of each insured, the contract will be incontestable after it has been in force during the lifetime of the insured for two years from the issue date. Any increase in face amount for which evidence of insurability was obtained will be incontestable only after the increase has been in force, during the insured's lifetime, for two years from the effective date of the increase. The two year incontestability period may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

         In issuing the contract, the Company has relied upon the application. The statements in that application, in the absence of fraud, are considered representations and not warranties. No statement made in connection with the contract application will be used by the Company to void the contract or to deny a claim unless that statement is a part of the contract application or any amendments thereof.

Suicide Exclusion

         If any insured commits suicide, while sane or insane, within two years of the issue date, the Company will return payments made, less any debt and any partial withdrawals. If any insured commits suicide, while sane or insane, within two years from the effective date of any increase in face amount for which evidence of insurability was established, the Company will return the additional payment which increased the face amount.

Misrepresentation of Age or Sex

         If the age or sex of any insured has been misstated, the death benefit proceeds will be limited to those which would have been appropriate for the insured's correct age and sex.

Assignment


         While the insured is alive, the owner may assign the contract. No assignment will be binding on the Company unless it is written in a form acceptable to the Company and received at the Service Office. The Company will not be liable for any payments made or actions taken before the Company accepts the assignment. An absolute assignment will revoke the interest of any revocable beneficiary. The Company will not be responsible for the validity of any assignment. An assignment may result in income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").


Creditors' Claims

         To the extent permitted by law, no benefits payable under this contract will be subject to the claims of the contract owner's or the beneficiary's creditors.

Non-Participation

         The contract is non-participating and will not share in the Company's profits or surplus earnings. The Company will pay no dividends on the contract.

Notices and Elections


         To be effective, all notices and elections made under the contract must be in writing, signed by the owner and received by the Company at the Service Office. Certain exceptions may apply (see "Telephone Transactions"). Unless otherwise provided in the contract, all notices, requests and elections will be effective when received at the Service Office, complete with all necessary information.


Modification


         The Company will not change or modify the contract without the owner's consent except to the extent necessary to conform to any applicable law or regulation or any ruling issued by a government agency. The provisions of the contract shall be interpreted so as to comply with the requirements of Section 7702 of the Code.


                             CHARGES AND DEDUCTIONS

         Charges and deductions under the contracts are assessed against contract values. In addition, there are deductions from and expenses paid out of the assets of the Trust Portfolios that are described in the accompanying Prospectus of the Trust.

MONTHLY DEDUCTION


         On each monthly anniversary day, a deduction is made from contract value to compensate the Company for the cost of insurance and certain other expenses incurred in connection with the contract. The monthly deduction amount is determined as of that valuation date, or if the monthly anniversary day is not a valuation date, the immediately following valuation date is used. The monthly deduction will be allocated among the investment accounts on a pro rata basis. The monthly deduction will vary from month to month. If the surrender value is insufficient to cover the monthly deduction due on any monthly anniversary day, the contract may terminate without value (see "TERMINATION").


DISTRIBUTION CHARGE


         During the first ten contract years, a distribution charge equal to an annual rate of 0.25% of contract value will be deducted monthly as compensation for a portion of the sales expenses the Company incurs with respect to the contract (see "DISTRIBUTION OF THE CONTRACT"). The Company will monitor distribution charges, Federal tax charges and contingent deferred sale charges deducted under a contract to ensure that the sum of these charges will never exceed 9% of aggregate payments made under that contract.

PREMIUM TAX CHARGE

         During the first ten contract years, a premium tax charge equal to an annual rate of 0.25% of contract value will be deducted monthly to defray premium taxes the Company pays to state and local governments in connection with the contract. This charge is designed to offset the average premium tax the Company expects to pay with respect to a contract (approximately 2.50% of premium payments received), but will not necessarily equal the premium tax paid by the Company with respect to a particular contract.

FEDERAL TAX CHARGE


         During the first ten contract years, a Federal tax charge equal to an annual rate of 0.15% of contract value will be deducted monthly to defray an increased Federal tax liability resulting from the application of Section 848 of the Code.


ADMINISTRATION CHARGE

         An administration charge equal to an annual rate of 0.40% of contract value will be deducted monthly as compensation for administrative expenses, including those for insurance underwriting and contract issuance, establishing and maintaining contract records, calculating contract values, providing reports to contract owners, preparation and filing of tax records and forms and processing contract transactions such as transfers, contract loans, partial withdrawals and surrenders. The administration charge is guaranteed never to increase over the life of the contract, and was established to cover average anticipated administrative expenses to be incurred over the period this class of contract will be in force.

         An administrative charge of $2.50 per month will be imposed upon contracts with less than $100,000 of total premium payments. This charge, when imposed, offsets the lower asset base from which the Company can recover its costs of contract administration through the asset-based administrative charge described above.

COST OF INSURANCE CHARGE

         The Company will make a monthly deduction for the cost of providing life insurance coverage for the insured. This charge is guaranteed not to exceed the maximum cost of insurance charge determined on the basis of the mortality table guaranteed in the contract, calculated using the 1980 CSO Table. Currently, a cost of insurance charge equal to an annual rate of 0.35% of contract value (0.55% of contract value after the first ten contract years) will be deducted monthly. If there is more than one insured, a cost of insurance charge equal to an annual rate of 0.10% of contract value (0.30% of contract value after the first ten contract years). The Company reserves the right to increase or decrease this current cost of insurance charge so long as the maximum charges guaranteed in the contract are not exceeded.

MORTALITY AND EXPENSE RISK CHARGE

         A mortality and expense risk charge equal to an annual rate of 0.90% of the value of variable investment accounts will be deducted monthly for assuming the mortality and expense risks under the contract. The mortality risk assumed under the contract is the risk that the cost of providing the death benefit will exceed the maximum guaranteed cost of insurance charge. The expense risk assumed under the contract is the risk that the cost of providing administrative services will exceed the revenues from the administration charges.

WITHDRAWAL CHARGE

         If the contract owner makes a partial withdrawal or surrenders the contract during the first nine contract years, the Company will impose a withdrawal charge which declines during that nine-year period, however, no withdrawal charges will be imposed upon death of the insured. The withdrawal charge consists of two components: a contingent deferred sales charge and an unrecovered premium tax charge. The withdrawal charge is applicable only to that portion of the proceeds of a surrender or partial withdrawal that exceeds the "free withdrawal amount." The free withdrawal amount is the greater of (a) or
(b) as defined below; however, the free withdrawal amount may never exceed the surrender value.

     (a) the excess of the contract value on the date of withdrawal or surrender over the unliquidated payments; or
     (b) 10% of total payments less all prior partial withdrawals in that contract year.

The total amount of the withdrawal charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable total withdrawal charge percentage shown in the following table:

                                                             Total
       Contract                      Unrecovered          Withdrawal
         Year           CDSC         Premium Tax            Charge
         ----           ----         -----------            ------
           1            6.75%            2.25%               9.00%
           2            6.50%            2.00%               8.50%
           3            6.25%            1.75%               8.00%
           4            5.50%            1.50%               7.00%
           5            4.75%            1.25%               6.00%
           6            4.00%            1.00%               5.00%
           7            3.25%            0.75%               4.00%
           8            2.50%            0.50%               3.00%
           9            1.75%            0.25%               2.00%
          10+            0%               0%                  0%



The Company will monitor distribution charges, Federal tax charge and contingent deferred sale charges deducted under a contract to ensure that the sum of these charges will never exceed 9% of aggregate payments made under that contract.


         The total withdrawal charge will be eliminated when a contract is issued to an officer, director or employee (or a relative thereof) of the Company, Manulife, the Trust or any of their affiliates.


Withdrawal Charge Waiver in Connection with Clinton's Administration's Fiscal Year 1999 Budget Proposal

         The Clinton administration's Fiscal Year 1999 Budget proposal dated February 2, 1998 (the "Budget Proposal") contains proposals to change the taxation of life insurance contracts. See "FEDERAL TAX MATTERS Introduction". While it is uncertain whether the Budget Proposal will become law, if the Budget Proposal is enacted substantially as proposed, withdrawal charges will be waived on purchase payments made on or after February 2, 1998, provided such amounts are withdrawn within 60 days of the date that the Budget Proposal becomes law. The Company reserves the right to terminate this withdrawal charge waiver at any time. If the waiver is terminated, purchase payments made from February 2, 1998 to the termination date of the waiver will not be subject to withdrawal charge as provided above. This waiver does not affect a contract owner's right to cancel a contract within the ten day right to review period. See "DESCRIPTION OF THE CONTRACT -- Ten Day Right to Review". Withdrawals may be subject to income tax to the extent of earnings under the contract and, if the contract is a modified endowments contract and the withdrawal is made prior to age 59 1/2, generally will be subject to a 10% IRS penalty tax. See "FEDERAL TAX MATTERS - Taxation of Partial and Full Withdrawals".


         The revenues from the contingent deferred sales charge and the distribution charge may be insufficient to defray all distribution expenses. If there is a shortfall, the Company will bear the expense from its general account assets. Such assets may include profits, if any, from the cost of insurance and mortality and expense risk charges described above.

         The unrecovered premium tax charge is designed to reimburse the Company upon a surrender or partial withdrawal during the first nine contract years for state premium taxes it will have paid in connection with receipt of contract payments. The amounts deducted pursuant to the asset-based charge for premium taxes prior to withdrawal, plus the deferred premium tax charges deducted upon the amounts surrendered or withdrawn, will approximately equal the Company's expected state premium tax obligations as a result of its receipt of contract payments, based upon an estimated 2.5% average premium tax obligation.

OTHER TAXES

         The Company reserves the right to make charges for any additional tax obligations that may be incurred in the future as a result of establishing or maintaining the Variable Account, issuing a contract, receiving payments under a contract, or from commencing or continuing annuity option payments under a contract.

                               FEDERAL TAX MATTERS

INTRODUCTION


         The following discussion of the Federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of the contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

         The Clinton administration's Fiscal Year 1999 Budget Proposal dated February 2, 1998 (the "Budget Proposal") contains proposals to change the taxation of life insurance contracts. The Budget Proposal proposes to tax exchanges of variable contracts for fixed contracts, exchanges of fixed contracts for variable contracts, exchanges of variable contracts for variable contracts and reallocation within variable contracts. Currently, owners of life contracts may exchange their contracts for another life insurance contract without currently incurring tax, and reallocations among investment options are not treated as a taxable exchange. In addition, the Budget Proposal proposes that the contract owner's basis in life insurance contracts be reduced by certain amounts (related to the cost of insurance and possibly expenses) for purposes of determining the taxable gain on in the contract. Currently, basis in life insurance contracts is not reduced by this amount. The Budget Proposal states that it generally would apply only to contracts issued after the date of first congressional committee action, but that the new exchange and reallocation rules would also apply to any existing contract that was materially changed. While it is uncertain whether the Budget Proposal will become law, if the Budget Proposal is enacted substantially as proposed, withdrawal charges will be waived. See "CHARGES AND DEDUCTIONS - Withdrawal Charge."


         This discussion does not address state or local tax consequences associated with the purchase of the contract. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


THE COMPANY'S TAX STATUS

         The Company is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a contract. The Company does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Variable Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account to make provision for such taxes. The Company's Federal tax liability is increased, however, in respect of the contracts because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").


TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

Tax Status of the Contract


         Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. The Company believes that the contract will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the contract will generally be excludable from the beneficiary's gross income, and interest and other income credited under the contract will not be taxable unless certain withdrawals are made (or are deemed to be made) from the contract prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) the Company, rather than the contract owner, is considered the owner of the assets of the Variable Account for Federal income tax purposes.

         DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the contract will not be treated as a life insurance contract for Federal income tax purposes and the owner would generally be taxable currently on the income on the contract (as defined in the tax law). The Company expects that the Variable Account, through the Trust, will comply with these diversification requirements. Although the investment adviser of the Trust is an affiliate of the Company, the Company does not have control over the Trust or its investments. Nonetheless, the Company believes that each Trust Portfolio in which the Variable Account owns shares will be operated in compliance with the diversification requirements prescribed by the Code and Treasury Department regulations.

         OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners, for Federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.


         The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the owner of this contract has the choice of many more investment options to which to allocate premium payments and variable investment account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the contract owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.


         The remainder of this discussion assumes that the contract will be treated as a life insurance contract for Federal tax purposes.


Tax Treatment of Life Insurance Death Benefit Proceeds


         In general, the amount of the death benefit payable from a contract by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the contract for valuable consideration, however, may result in a portion of the death benefit being taxable.


         If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period


         Under existing provisions of the Code, except as described below, any increase in an owner's contract value is generally not taxable to the owner unless amounts are received (or are deemed to be received) from the contract prior to the insured's death. If there is a total withdrawal from the contract, the surrender value will be includible in the owner's income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the contract, less the aggregate amount received under the contract previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the contract constitute income to the owner depends, in part, upon whether the contract is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.


         Contracts Which Are MECs
         ------------------------


         Characterization of a Contract as a MEC. In general, this contract will constitute a MEC unless (1) it was received in exchange for another life insurance contract which was not a MEC, and (2) no premium payments (other than the exchanged contract are paid into the contract during the first even contract years. In addition, even if the contract initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the contract (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.


         Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the contract is a MEC, withdrawals from the contract will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the contract. The amount of any loan (including unpaid interest thereon) under the contract will be treated as a withdrawal from the contract for tax purposes. In addition, if the owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the contract for tax purposes. The owner's investment in the contract is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a contract which is a MEC, an owner should consult a qualified tax advisor.

         Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after the owner attains age 59 1/2, (2) because the owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the owner (or the joint lives or life expectancies of the owner and his or her beneficiary, as defined in the tax law).

         Aggregation of Contracts. All life insurance contracts which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

         Contracts Which Are Not MECs
         ----------------------------


         Tax Treatment of Withdrawals Generally. If the contract is not a MEC (described above), the amount of any withdrawal from the contract will be treated first as a non-taxable recovery of premium payments and then as income from the contract. Thus, a withdrawal from a contract that is not a MEC will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

         Certain Distributions Required by the Tax Law in the First 15 Contract Years. As indicated under "Payments", Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the contract is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.

         Tax Treatment of Loans. If a contract is not a MEC, a loan received under the contract generally will be treated as indebtedness of the owner. As a result, no part of any loan under such a contract will constitute income to the owner so long as the contract remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the owner's income.


Last Survivor Contracts


         Although the Company believes that the contract, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which
Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. Prospective owners considering purchase of the contract as a last survivor contract should consult a qualified tax advisor.

         Where the owner of the contract is the last surviving insured, the death proceeds will generally be includible in the contract owner's estate on his or her death for purposes of the Federal estate tax. If the contract owner dies and was not the last surviving insured, the fair market value of the contract would be included in the contract owner's estate. In general, no part of the contract value would be includible in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.


Treatment of Maturity Benefits and Extension of Maturity Date

         At the maturity date, the surrender value will be paid to the contract owner, and this amount will be includible in income to the extent the amount received exceeds the investment in the contract. If the contract owner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the contract will continue to qualify as a life insurance contract for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the contract owner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the contract would be includible in the contract owner's income at that time.

Actions to Ensure Compliance with the Tax Law


         The Company believes that the maximum amount of premium payments it has determined for the contracts will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the contract year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a contract) or to take any other action deemed necessary to ensure the compliance of the contract with the Federal tax definition of life insurance.


Other Considerations

         Changing the owner, exchanging the contract, and other changes under the contract may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.


         Federal estate tax, state and local estate and inheritance tax, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 1998 is $625,000 and increases annually until it reaches $1,000,000 for decedents dying in 2006 and after. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

         If the contract owner (whether or not he or she is an insured) transfers ownership of the contract to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the contract. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers of decedents dying after 1998, this exemption is indexed for inflation.

         Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective contract owners should consult a qualified tax advisor before using this contract for estate planning purposes.

DISALLOWANCE OF INTEREST DEDUCTIONS

         The contract generally will be characterized as a single premium life insurance contract under Section 264 of the Code and, as a result, interest paid on any loans under the contract will not be tax deductible, irrespective of whether the owner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of contracts issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a contract even if no loans are taken under the contract. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a contract, should consult a tax advisor.


FEDERAL INCOME TAX WITHHOLDING


         The Company will withhold and remit to the Federal government a part of the taxable portion of withdrawals made under a contract unless the owner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the owner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the owner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The owner may also be required to pay penalties under the estimated tax rules, if the owner's withholding and estimated tax payments are insufficient to satisfy the owner's total tax liability.


                                  OTHER MATTERS

VOTING RIGHTS

         The Company will vote shares of the Trust Portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of Portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to contract owners and as to which no timely instructions are received and Portfolio shares held in the Variable Account that are beneficially owned by the Company will be voted by the Company in proportion to the instructions received.

         Prior to the maturity date, the person having the voting interest under a contract is the contract owner and the number of votes as to each Portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.

         The Company may, if required by state insurance officials, disregard voting instructions that would require shares to be voted to change the sub-classification or investment policies of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. In addition, the Company may disregard voting instructions that would require changes in the investment policies or investment adviser or Subadviser of a Portfolio if the Company reasonably disapproves of these changes in accordance with applicable Federal regulations. If the Company disregards any voting instructions, it will advise contract owners of that action, and its reasons therefore, in its next communication to contract owners.


         The Company reserves the right to make any changes in the voting rights described above that may be permitted by the securities laws or regulations or interpretations of these laws or regulations. In particular, if applicable securities laws or regulations are amended or present interpretations of them change, and, as a result, the Company determines that it is permitted to vote in its own right shares of the Portfolios held in the Variable Account, the Company may elect to do so.

NOTICES AND REPORTS TO CONTRACT OWNERS

         Within 30 days after each calendar quarter, the Company will send the owner a statement showing, among other things, the contract value and information concerning any loans. Within 10 days after any transaction involving purchase, sale or transfer of amounts allocated to the Variable Account, the owner will be sent a confirmation statement. The owner also will be sent an annual and semi-annual report for the Variable Account and each Portfolio, which will include a list of the securities held in each Portfolio.

         At least once each contract year, the Company will send to contract owners a statement showing the face amount and the contract value of the contract and any outstanding loan secured by the contract as of the date of the statement. The statement will also show premium payments, and monthly deductions under the contract since the last statement, and any other information required by any applicable law or regulation.


DISTRIBUTION OF CONTRACTS

         MSS, located at 73 Tremont Street, Boston, Massachusetts 02108, a Delaware limited liability company controlled by the Company, is the principal underwriter of the contracts in addition to providing advisory services to the Trust. MSS is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). MSS has entered into a non-exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan"). Wood Logan is a broker-dealer registered under the 1934 Act and a member of the NASD. Wood Logan is a wholly owned subsidiary of a holding company that is 62.5% owned by The Manufacturers Life Insurance Company (U.S.A.), 22.5% owned by MRL Holding, LLC and approximately 15% owned by the principals of Wood Logan. Sales of the contracts will be made by registered representatives of broker-dealers authorized by MSS to sell them. Such registered representatives will also be licensed insurance agents of the Company. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Wood Logan will prepare sales and promotional materials for the Company's approval. MSS will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 7% of purchase payments. In addition, MSS may pay trail compensation after the first contract year, which under normal circumstances will not exceed 0.25% of contract value per year. MSS may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, MSS will provide reimbursement of certain sales and marketing expenses. MSS will pay the promotional agent for providing marketing support for the distribution of the contracts.


OFFICERS AND DIRECTORS OF THE COMPANY

         The directors and executive officers of the Company, together with their principal occupations during the past five years, are as follows:

NAME                                 POSITION WITH THE COMPANY                 PRINCIPAL OCCUPATION


John D. DesPrez III                  Director* and President                   Senior Vice President, U.S. Annuities,
Age: 41                                                                        Manulife, September 1996 to present;
                                                                               Director and President of the Company,
                                                                               September 1996 to present; Vice President,
                                                                               Mutual Funds, Manulife, January, 1995 to
                                                                               September 1996,

                                                                               President and Chief Executive Officer, North
                                                                               American Funds, March 1993 to September
                                                                               1996; Vice President and General Counsel of
                                                                               the Company, January 1991 to June 1994.

NAME                                 POSITION WITH THE COMPANY                 PRINCIPAL OCCUPATION

Peter S. Hutchison                   Director*                                 Senior Vice President, Corporate Taxation,
Age: 48                                                                        Manulife, January 1996 to present; Director
                                                                               of the Company January 1991 to present;
                                                                               Executive Vice President and Chief Financial
                                                                               Officer, North American Life, September 1994
                                                                               to December 31, 1995; Senior Vice President
                                                                               and Chief Actuary, North American Life,
                                                                               April 1992 to August 1994.

John D. Richardson                   Director* and Chairman of the Board       Senior Vice President and General Manager,
Age: 60                                                                        U.S. Operations, Manulife, January 1995 to
                                                                               present; Director and Chairman of the Board
                                                                               of the Company, March 1997 to present; Senior
                                                                               Vice President and General Manager, Canadian
                                                                               Operations, Manulife, June 1992 to January
                                                                               1995.

Robert Boyda                         Vice President, Investment                Vice President, Investment Management
Age: 41                              Management Services                       Services of the Company, January 1997 to
                                                                               present; Assistant Vice President,
                                                                               Management Service, Manulife, August 1994 to
                                                                               January 1997; General Manager, Retail
                                                                               Banking, CIBC, January 1987 to April 1994.

James R. Boyle                       Vice President, Administration            Vice President, Administration Accumulation
Age:  38                                                                       Products, Manulife September 1996 to
                                                                               present; Vice President, Administration of
                                                                               the Company, September 1996 to present; Vice
                                                                               President, Treasurer and Chief
                                                                               Administrative Officer, North American
                                                                               Funds, June 1994 to September 1996;
                                                                               Corporate Controller of the Company, July
                                                                               1993 to June 1994; Mutual Fund Accounting
                                                                               Executive of the Company, June 1992 to July
                                                                               1993.

James D. Gallagher                   Vice President, Secretary and             Vice President, Legal Services U.S.
Age: 43                              General Counsel                           Operations, Manulife, January 1996 to
                                                                               present; Vice President, Secretary and
                                                                               General Counsel of the Company, June 1994 to
                                                                               present; Vice President and Associate
                                                                               General Counsel, The Prudential Insurance
                                                                               Company of America, 1990-1994.

Richard C. Hirtle                    Vice President, Strategic                 Vice President, Strategic Development,
Age: 42                              Development & Accumulation Life           Annuities, Manulife, December 1997 to
                                                                               present; Vice President, Strategic
                                                                               Development & Accumulation Life Products of
                                                                               the Company December 1997

                                                                               to present; Vice President, Treasurer, Chief
                                                                               Financial Officer of the Company November
                                                                               1988 to December 1997.

NAME                                 POSITION WITH THE COMPANY                 PRINCIPAL OCCUPATION

Hugh C. McHaffie                     Vice President, U.S. Annuities            Vice President, Product and Development,
Age: 39                              Product and Development                   Annuities, Manulife, January 1996 to present;
                                                                               Vice President U.S. Annuities Product and
                                                                               Development of the Company August 1994 to
                                                                               present; Product Development Executive of the
                                                                               Company, August 1990 to August 1994.

David W. Libbey                      Vice President, Treasurer, and            Vice President and Chief Financial Officer,
Age: 50                              Chief Financial Officer                   Annuities, Manulife, December 1997 to
                                                                               present; Vice President, Treasurer and Chief
                                                                               Financial Officer of the Company December
                                                                               1997 to present; Vice President, Finance of
                                                                               the Company June 1997 to December 1997; Vice
                                                                               President & Actuary, Paul Revere Insurance
                                                                               Group June 1970 to March 1997.

Janet Sweeney                        Vice President, Corporate Services        Vice President, Human Resources, U.S.
Age: 47                                                                        Operations, Manulife, January 1996 to
                                                                               present; Vice President, Corporate Services
                                                                               of the Company, January 1995 to present;
                                                                               Executive, Corporate Services of the
                                                                               Company, July 1989 to December 1994.

John G. Vrysen                       Vice President and Chief Actuary          Vice President and Chief Financial Officer,
Age: 42                                                                        U.S. Operations, Manulife, January 1996 to
                                                                               present; Vice President and Chief Actuary of
                                                                               the Company, January 1986 to present.



CONFIRMATION STATEMENTS

         Owners will be sent confirmation statements for certain transactions in their account. Owners should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to the Company's Service Office. If the owner fails to notify the Company's Service Office of any mistake within 60 days of the mailing of the confirmation statement, the owner will be deemed to have ratified the transaction.


LEGAL PROCEEDINGS


         There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor MSS are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.


LEGAL MATTERS


         All matters of applicable state law pertaining to the contract, including the Company's right to issue the contract thereunder, have been passed upon by James D. Gallagher, Esq., Vice President, Secretary and General Counsel of the Company. Certain matters relating to the Federal securities laws have been passed upon by Jones & Blouch L.L.P., Washington, D.C.


INDEPENDENT AUDITORS


         The financial statements of the Company and the Variable Account at December 31, 1997 and 1996 and for the years then ended appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

         The consolidated statements of income, changes in shareholder's equity and cash flows for the year ended December 31, 1994, appearing in Part II have been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accounts, given on the authority of that firm as experts in accounting and auditing.


SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

         The assets of the Variable Account are held by the Company. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of each Trust Portfolio. Additional protection for the assets of the Variable Account is afforded by the Company's blanket fidelity bond issued by American Home Assurance Company, in the aggregate amount of $50 million ($25 million for any one claim) , covering all of the officers and employees of the Company.

OTHER INFORMATION


A registration statement has been filed with the SEC under the 1933 Act, as amended, with respect to the variable portion of the contracts discussed in the Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus concerning the content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.


CONTRACT OWNER INQUIRIES

All contract owner inquiries should be directed to the Service Office.

                             CONTRACT ILLUSTRATIONS

         The following tables have been prepared to illustrate the way in which a contract operates. The tables assume that an initial premium payment of $25,000 is allocated equally among the Sub-Accounts of the Variable Account, with no allocation to the fixed investment account, and that no subsequent payments, transfers, partial withdrawals, or loans have been made. A female nonsmoker age 55 and a male nonsmoker age 65 with face amounts of $85,564 and $51,179, respectively, are illustrated for an individual insured. The illustration for a contract with two insureds assumes a joint equal age of 65 with a face amount of $79,644.

         The tables illustrate how the contract value, the surrender value and the death benefit of a contract would vary over time if the investment return on the assets of each Portfolio were a uniform, gross (i.e., before taking into consideration fees or expenses incurred by each Portfolio, other than transaction expenses such as brokerage commissions) after-tax annual rates of 0%, 6% or 12%. The contract value, surrender value and death benefit would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.


         The charges reflected in the tables include the (1) distribution charge equal to an annual rate of 0.25% of contract value for the first ten contract years, (2) premium tax charge equal to an annual rate of 0.25% of contract value for the first ten contract years, (3) Federal tax charge equal to an annual rate of 0.15% of contract value for the first ten contract years, (4) administration charge equal to an annual rate of 0.40% of contract value, (5) mortality and expense charge equal to an annual rate of 0.90% of variable investment account values, (6) $2.50 monthly maintenance fee, (7) current and guaranteed cost of insurance charges, and (8) any withdrawal charge which may be applicable in the first nine contract years. A simple average of total trust expenses for the twenty-nine investment portfolios of 0.95% is also reflected in the tables. The expenses of the Portfolios may fluctuate from year to year, but are assumed to remain constant for purposes of these tables.

         The tables reflect the fact that no charges (other than those described above) for Federal, state or local taxes are currently made against the Variable Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

         Surrender values in the tables do not reflect any tax consequences of a surrender, as those consequences would vary according to the individual circumstances of the contract owner. It should be noted that surrenders of the contract may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").


         Upon request, the Company will furnish comparable illustrations based on the insured's age, gender, smoking status, risk class, the initial premium payment, and the investment option selected by the contract owner or prospective owner.

         From time to time, in supplemental sales literature for the contract that quotes performance data for one or more of the Trust Portfolios, the Company may include surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the sales literature replacing the hypothetical rates of return in the following tables. This information may be shown in the form of graphs, charts, tables and examples. The contract will be offered to the public only on or after the date of this Prospectus. However, total return data may be used in sales literature for as long a period as a Portfolio has been in existence. The results for any period prior to the contract being offered would be calculated as if the contract had been offered during that period of time, with all charges assumed to be those applicable to the contract.

                  $25,000 INITIAL PAYMENT: $51,179 FACE AMOUNT
                             MALE NONSMOKER: AGE 65

                                 CURRENT VALUES

                      0% Hypothetical                                 6% Hypothetical                     12% Hypothetical
                  Gross Investment Return                         Gross Investment Return             Gross Investment Return
                  -----------------------                         -----------------------             -----------------------

              Payment
               Plus                   Contract                            Contract                            Contract
    Policy   Interest    Contract    Surrender     Death     Contract    Surrender     Death      Contract   Surrender     Death
     Year      at 5%       Value       Value      Benefit      Value       Value      Benefit       Value      Value      Benefit
     ----      -----       -----       -----      -------      -----       -----      -------       -----      -----      -------
       1     $ 26,250    $ 24,170    $ 22,220    $ 51,179    $ 25,622    $ 23,541    $ 51,179    $  27,073   $  24,861   $  51,179
       2       27,563      23,367      21,594      51,179      26,260      24,240      51,179       29,320      27,195      51,179
       3       28,941      22,590      20,983      51,179      26,914      24,961      51,179       31,757      29,757      51,179
       4       30,388      21,838      20,484      51,179      27,586      25,836      51,179       34,399      32,649      51,179
       5       31,907      21,109      19,993      51,179      28,275      26,775      51,179       37,263      35,763      51,179
       6       33,502      20,404      19,509      51,179      28,982      27,732      51,179       40,368      39,118      51,179
       7       35,178      19,722      19,033      51,179      29,708      28,708      51,179       43,734      42,734      51,179
       8       36,936      19,061      18,564      51,179      30,452      29,702      51,179       47,384      46,634      52,596
       9       38,783      18,422      18,103      51,179      31,216      30,716      51,179       51,341      50,841      55,961
      10       40,722      17,803      17,803      51,179      32,000      32,000      51,179       55,631      55,631      59,525
      15       51,973      15,336      15,336      51,179      37,064      37,064      51,179       85,726      85,726      90,012
      20       66,332      13,191      13,191      51,179      42,956      42,956      51,179      131,197     131,197     137,757
      25       84,659      11,327      11,327      51,179      49,810      49,810      52,301      200,809     200,809     210,850
      30      108,049       9,706       9,706      51,179      57,891      57,891      58,470      308,028     308,028     311,109

ASSUMPTIONS: (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $85,564 FACE AMOUNT
                            FEMALE NONSMOKER: AGE 55

                                 CURRENT VALUES

                      0% Hypothetical                                 6% Hypothetical                     12% Hypothetical
                  Gross Investment Return                         Gross Investment Return             Gross Investment Return
                  -----------------------                         -----------------------             -----------------------

              Payment
               Plus                   Contract                            Contract                            Contract
    Policy   Interest    Contract    Surrender     Death     Contract    Surrender     Death      Contract   Surrender     Death
     Year      at 5%       Value       Value      Benefit      Value       Value      Benefit       Value      Value      Benefit
     ----      -----       -----       -----      -------      -----       -----      -------       -----      -----      -------
       1     $ 26,250    $ 24,170    $ 22,220    $ 85,564    $ 25,622    $ 23,541    $ 85,564    $  27,073   $  24,861   $  85,564
       2       27,563      23,367      21,594      85,564      26,260      24,240      85,564       29,320      27,195      85,564
       3       28,941      22,590      20,983      85,564      26,914      24,961      85,564       31,757      29,757      85,564
       4       30,388      21,838      20,484      85,564      27,586      25,836      85,564       34,399      32,649      85,564
       5       31,907      21,109      19,993      85,564      28,275      26,775      85,564       37,263      35,763      85,564
       6       33,502      20,404      19,509      85,564      28,982      27,732      85,564       40,368      39,118      85,564
       7       35,178      19,722      19,033      85,564      29,708      28,708      85,564       43,734      42,734      85,564
       8       36,936      19,061      18,564      85,564      30,452      29,702      85,564       47,384      46,634      85,564
       9       38,783      18,422      18,103      85,564      31,216      30,716      85,564       51,341      50,841      85,564
      10       40,722      17,803      17,803      85,564      32,000      32,000      85,564       55,631      55,631      85,564
      15       51,973      15,336      15,336      85,564      37,064      37,064      85,564       85,563      85,563      99,254
      20       66,332      13,191      13,191      85,564      42,956      42,956      85,564      132,547     132,547     141,825
      25       84,659      11,327      11,327      85,564      49,810      49,810      85,564      205,879     205,879     216,173
      30      108,049       9,706       9,706      85,564      57,784      57,784      85,564      316,770     316,770     332,608

ASSUMPTIONS: (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $79,644 FACE AMOUNT
                     LAST SURVIVOR: JOINT EQUIVALENT AGE 65

                                 CURRENT VALUES

                      0% Hypothetical                                 6% Hypothetical                     12% Hypothetical
                  Gross Investment Return                         Gross Investment Return             Gross Investment Return
                  -----------------------                         -----------------------             -----------------------

              Payment
               Plus                   Contract                            Contract                            Contract
    Policy   Interest    Contract    Surrender     Death     Contract    Surrender     Death      Contract   Surrender     Death
     Year      at 5%       Value       Value      Benefit      Value       Value      Benefit       Value      Value      Benefit
     ----      -----       -----       -----      -------      -----       -----      -------       -----      -----      -------
       1     $ 26,250    $ 24,240    $ 22,283    $ 79,644    $ 25,696    $ 23,609    $ 79,644    $  27,152   $  24,934   $  79,644
       2       27,563      23,494      21,709      79,644      26,402      24,370      79,644       29,480      27,355      79,644
       3       28,941      22,769      21,148      79,644      27,128      25,158      79,644       32,010      30,010      79,644
       4       30,388      22,066      20,697      79,644      27,875      26,125      79,644       34,760      33,010      79,644
       5       31,907      21,384      20,251      79,644      28,644      27,144      79,644       37,749      36,249      79,644
       6       33,502      20,722      19,811      79,644      29,434      28,184      79,644       40,998      39,748      79,644
       7       35,178      20,080      19,377      79,644      30,247      29,247      79,644       44,529      43,529      79,644
       8       36,936      19,457      18,948      79,644      31,084      30,334      79,644       48,366      47,616      79,644
       9       38,783      18,852      18,525      79,644      31,944      31,444      79,644       52,537      52,037      79,644
      10       40,722      18,265      18,265      79,644      32,829      32,829      79,644       57,071      57,071      79,644
      15       51,973      15,936      15,936      79,644      38,509      38,509      79,644       88,592      88,592      93,022
      20       66,332      13,887      13,887      79,644      45,200      45,200      79,644      137,470     137,470     144,343
      25       84,659      12,083      12,083      79,644      53,081      53,081      79,644      213,072     213,072     223,725
      30      108,049      10,495      10,495      79,644      62,366      62,366      79,644      330,777     330,777     334,085

ASSUMPTIONS: (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $51,179 FACE AMOUNT
                             MALE NONSMOKER: AGE 65

                                GUARANTEED VALUES

                      0% Hypothetical                                 6% Hypothetical                     12% Hypothetical
                  Gross Investment Return                         Gross Investment Return             Gross Investment Return
                  -----------------------                         -----------------------             -----------------------

              Payment
               Plus                   Contract                            Contract                            Contract
    Policy   Interest    Contract    Surrender     Death     Contract    Surrender     Death      Contract   Surrender     Death
     Year      at 5%       Value       Value      Benefit      Value       Value      Benefit       Value      Value      Benefit
     ----      -----       -----       -----      -------      -----       -----      -------       -----      -----      -------
       1     $ 26,250    $ 23,660    $ 21,755    $ 51,179    $ 25,118    $ 23,082    $ 51,179    $  26,577   $  24,410   $  51,179
       2       27,563      22,260      20,580      51,179      25,178      23,250      51,179       28,271      26,146      51,179
       3       28,941      20,789      19,326      51,179      25,171      23,358      51,179       30,101      28,101      51,179
       4       30,388      19,232      18,061      51,179      25,089      23,508      51,179       32,087      30,337      51,179
       5       31,907      17,570      16,665      51,179      24,917      23,572      51,179       34,255      32,755      51,179
       6       33,502      15,776      15,113      51,179      24,637      23,531      51,179       36,635      35,385      51,179
       7       35,178      13,820      13,367      51,179      24,226      23,357      51,179       39,266      38,266      51,179
       8       36,936      11,656      11,381      51,179      23,651      23,017      51,179       42,195      41,445      51,179
       9       38,783       9,235       9,100      51,179      22,877      22,469      51,179       45,491      44,991      51,179
      10       40,722       6,499       6,499      51,179      21,859      21,859      51,179       49,221      49,221      52,666
      15       51,973         *           *           *        11,779      11,779      51,179       75,827      75,827      79,618
      20       66,332         *           *           *           *           *           *        115,519     115,519     121,295
      25       84,659         *           *           *           *           *           *        172,808     172,808     181,449
      30      108,049         *           *           *           *           *           *        260,522     260,522     263,127

ASSUMPTIONS: (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


* Unless additional payment is made, the contract will not stay in force resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $85,564 FACE AMOUNT
                            FEMALE NONSMOKER: AGE 55

                                GUARANTEED VALUES

                      0% Hypothetical                                 6% Hypothetical                     12% Hypothetical
                  Gross Investment Return                         Gross Investment Return             Gross Investment Return
                  -----------------------                         -----------------------             -----------------------

              Payment
               Plus                   Contract                            Contract                            Contract
    Policy   Interest    Contract    Surrender     Death     Contract    Surrender     Death      Contract   Surrender     Death
     Year      at 5%       Value       Value      Benefit      Value       Value      Benefit       Value      Value      Benefit
     ----      -----       -----       -----      -------      -----       -----      -------       -----      -----      -------
       1     $ 26,250    $ 23,870    $ 21,947    $ 85,564    $ 25,322    $ 23,268    $ 85,564    $  26,773   $  24,588   $  85,564
       2       27,563      22,738      21,018      85,564      25,626      23,661      85,564       28,686      26,561      85,564
       3       28,941      21,601      20,073      85,564      25,915      24,042      85,564       30,756      28,756      85,564
       4       30,388      20,461      19,203      85,564      26,187      24,529      85,564       32,998      31,248      85,564
       5       31,907      19,310      18,302      85,564      26,438      25,002      85,564       35,430      33,930      85,564
       6       33,502      18,144      17,362      85,564      26,663      25,455      85,564       38,067      36,817      85,564
       7       35,178      16,950      16,372      85,564      26,852      25,878      85,564       40,925      39,925      85,564
       8       36,936      15,716      15,319      85,564      26,993      26,258      85,564       44,023      43,273      85,564
       9       38,783      14,424      14,186      85,564      27,071      26,580      85,564       47,382      46,882      85,564
      10       40,722      13,063      13,063      85,564      27,077      27,077      85,564       51,031      51,031      85,564
      15       51,973       5,227       5,227      85,564      26,713      26,713      85,564       77,764      77,764      90,206
      20       66,332         *           *           *        22,422      22,422      85,564      120,447     120,447     128,878
      25       84,659         *           *           *         7,218       7,218      85,564      187,068     187,068     196,421
      30      108,049         *           *           *           *           *           *        287,743     287,743     302,130

ASSUMPTIONS: (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.

* Unless additional payment is made, the contract will not stay inforce resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $79,644 FACE AMOUNT
                     LAST SURVIVOR: JOINT EQUIVALENT AGE 65

                                GUARANTEED VALUES

                      0% Hypothetical                                 6% Hypothetical                     12% Hypothetical
                  Gross Investment Return                         Gross Investment Return             Gross Investment Return
                  -----------------------                         -----------------------             -----------------------

              Payment
               Plus                   Contract                            Contract                            Contract
    Policy   Interest    Contract    Surrender     Death     Contract    Surrender     Death      Contract   Surrender     Death
     Year      at 5%       Value       Value      Benefit      Value       Value      Benefit       Value      Value      Benefit
     ----      -----       -----       -----      -------      -----       -----      -------       -----      -----      -------
       1     $ 26,250    $ 24,240    $ 22,283    $ 79,644    $ 25,696    $ 23,609    $ 79,644    $  27,152   $  24,934   $  79,644
       2       27,563      23,465      21,683      79,644      26,377      24,348      79,644       29,459      27,334      79,644
       3       28,941      22,666      21,052      79,644      27,035      25,072      79,644       31,930      29,930      79,644
       4       30,388      21,831      20,478      79,644      27,661      25,911      79,644       34,574      32,824      79,644
       5       31,907      20,947      19,841      79,644      28,242      26,742      79,644       37,404      35,904      79,644
       6       33,502      19,998      19,123      79,644      28,766      27,516      79,644       40,432      39,182      79,644
       7       35,178      18,964      18,306      79,644      29,216      28,216      79,644       43,673      42,673      79,644
       8       36,936      17,822      17,362      79,644      29,573      28,823      79,644       47,150      46,400      79,644
       9       38,783      16,549      16,268      79,644      29,818      29,318      79,644       50,889      50,389      79,644
      10       40,722      15,105      15,105      79,644      29,921      29,921      79,644       54,921      54,921      79,644
      15       51,973       4,254       4,254      79,644      28,259      28,259      79,644       84,414      84,414      88,635
      20       66,332         *           *           *        16,948      16,948      79,644      130,939     130,939     137,486
      25       84,659         *           *           *           *           *           *        201,589     201,589     211,669
      30      108,049         *           *           *           *           *           *        311,016     311,016     314,127

ASSUMPTIONS: (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


* Unless additional payment is made, the contract will not stay inforce resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                     PART II

                                     PART II


UNDERTAKINGS

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940, as amended.

The Manufacturers Life Insurance Company of North America (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Rule 484 Undertaking.

Section IX, paragraph D of the Promotional Agent Agreement among the Company, formerly North American Security Life Insurance Company (referred to therein as "Security Life"), Manufacturers Securities Services, LLC, formerly NASL Financial Services, Inc. (referred to therein as "NASL Financial") and Wood Logan Associates, Inc. (referred to therein as "Promotional Agent") provides as follows:


a. NASL Financial and Security Life agree to indemnify and hold harmless Promotional Agent, its officers, directors and employees against any and all losses, claims, damages or liabilities to which they may become subject under the Securities Act of 1933 ("1933 Act"), the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in any registration statement for the Contracts filed pursuant to the 1933 Act or any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by NASL Financial or Security Life pursuant to Section VI, paragraph B of this Agreement.

b. Promotional Agent agrees to indemnify and hold harmless NASL Financial and Security Life, their officers, directors and employees against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any oral or written misrepresentation by Promotional Agent or its officers, directors, employees or agents unless such misrepresentation is contained in any registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by NASL Financial pursuant to Section VI, paragraph B of this Agreement or, (ii) the failure of

     Promotional Agent or its officers, directors, employees or agents to comply with any applicable provisions of this Agreement.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.




CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:


     The facing sheet
     The cross-reference sheet
     The Prospectus consisting of 42 pages
     The undertaking required by Section 26 of the Investment Company Act of
     1940
     The undertaking pursuant to Rule 484
     The signatures
     Written consents of the following persons:

          (a)   Coopers & Lybrand, L.P.P., certified public accountants. 6/
          (b)   Ernst & Young LLP, certified public accountants. 6/






     The following exhibits:

                                  EXHIBITS

1. The following exhibits correspond to those required by the instructions to Form S-6:

(A)(1)(a)(i)      Resolution  of the Board of Directors  of North  American
                  Security Life Insurance Company, dated April 30, 1986, establishing the NASL Variable Life Account. 1/

(A)(1)(a)(ii)     Resolution of the Board of Directors of North American
                  Security Life Insurance Company, dated May 30, 1995, amending the terms of the NASL Variable Life Account. 1/

(A)(1)(a)(iii)    Resolution of the Board of Directors of North American
                  Security Life Insurance Company, dated September 30,
                  1996, amending the terms of the NASL Variable Life
                  Account. 2/


(A)(2)            Not Applicable


(A)(3)(a)(i)      Underwriting Agreement. 3/

(A)(3)(a)(ii)(a)  Promotional Agent Agreement. 7/

(A)(3)(a)(ii)(b)  Amendment to Promotional Agent Agreement. 3/

(A)(3)(b)         Form of Selling Agreement Agreement. 3/

(A)(3)(c)         Not Applicable


(A)(4)            Not Applicable


(A)(5)            Form of Modified Single Payment Variable Life Insurance
                  Policy. 1/

(A)(6)(a)(i)      Certificate of Incorporation of North American Security Life
                  Insurance Company. 4/

(A)(6)(a)(ii)     Certificate of Amendment of Certificate of Incorporation
                  of the Company, Name Change July 1984. 4/

(A)(6)(a)(iii)    Certificate of Amendment of Certificate of Incorporation
                  of the Company, Authorization of Capital December
                  1994. 4/

(A)(6)(a)(iv)     Certificate of Amendment of Certificate of Incorporation, Name
                  change March 1997. 5/

(A)(6)(a)(v)      Certificate of Amendment of Certificate of Incorporation of
                  the Company, Registered Agent July 1997. 4/

(A)(6)(b) Amended and Restated By-laws of The Manufacturers Life Insurance Company of North America. 4/


(A)(7)            Not Applicable

(A)(8)            Not Applicable

(A)(9)            Not Applicable


(A)(10) Form of Application for Modified Single Payment Variable Life Insurance Policies. 1/

(2)               Opinion and Consent of James D. Gallagher, Esq. 2/

(6) Memorandum describing Issuance, Transfer, Redemption and Exchange Procedures for the Policy. 1/

(7)(a) Power of Attorney - John D. Richardson, Director and Chairman of North American Security Life Insurance Company. 2/

(7)(b) Power of Attorney - David W. Libbey (Principal Financial Officer, North American Security Life Insurance Company). 4/

(7)(c) Power of Attorney - Peter Hutchison (Director, The Manufacturers Life Insurance Company of North America). 3/

(27)              Financial Data Schedule. 6/


2. Consents of the following:
      (a) Ernst & Young LLP 6/
      (b) Coopers & Lybrand, L.L.P. 6/


3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

----------------------------------------

1/ Filed herewith.

2/ Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 for NASL Variable Life Account, filed with the SEC on April 29, 1997, File No. 33-92466.

3/ Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-4 for The Manufacturers Life Insurance Company of North America, filed with the SEC on February 25, 1998, File No. 33-76162.

4/ Incorporated by reference to Form 10Q of The Manufacturers Life Insurance Company of North America, filed with the SEC on November 14, 1997, File No. 812-06037.

5/ Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 for The Manufacturers Life Insurance Company of North America, filed with the SEC on October 9, 1997, File No. 333-6011.

6/ To be filed by Amendment.

7/ Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 for The Manufacturers Life Insurance Company of North America, filed with the SEC on April 29, 1997, File No. 33-76162

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Manufacturers Life Insurance Company of North America Separate Account B has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 26th day of February, 1998.


                                     THE MANUFACTURERS LIFE INSURANCE COMPANY
                                     OF NORTH AMERICA SEPARATE ACCOUNT B
                                     ----------------------------------------
                                               (Registrant)

                               By: THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                                     ----------------------------------------
                                               (Depositor)


                               By:   /s/ John D. DesPrez
                                     ----------------------------------------
                                     John D. DesPrez III, President


Attest:


/s/ James D. Gallagher
--------------------------------
James D. Gallagher, Secretary


Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 26th day of February, 1998 in the city of Boston, and Commonwealth of Massachusetts.


                                     THE MANUFACTURERS LIFE INSURANCE COMPANY
                                     OF NORTH AMERICA SEPARATE ACCOUNT B
                                     ----------------------------------------
                                               (Registrant)


                               By: THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                                     ----------------------------------------
                                               (Depositor)


                               By:   /s/ John D. DesPrez
                                     ----------------------------------------
                                     John D. DesPrez III, President


Attest:


/s/ James D. Gallagher
--------------------------------
James D. Gallagher, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.



SIGNATURE                        TITLE                             DATE



/s/ John D. DesPrez III          Director and President            2/26/98
--------------------------                                         -------
 John D. DesPrez III                                               (Date)



*                                Director                          2/26/98
--------------------------                                         -------
 Peter S. Hutchison                                                (Date)




*                                Director and Chairman             2/26/98
--------------------------       of the Board of Directors         -------
 John D. Richardson                                                (Date)



/s/ David W. Libbey              Vice President, Treasurer         2/26/98
--------------------------       and Chief Financial Officer       -------
 David W. Libbey                 (Principal Financial Officer)     (Date)



*By:  /s/ James D. Gallagher                                       2/26/98
      ----------------------------                                 -------
      James D. Gallagher                                           (Date)
      Attorney-in-Fact
      Pursuant to Powers
      of Attorney

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------



(A)(1)(a)(i)      Resolution of the Board of Directors of
                  North American Security Life Insurance
                  Company, dated April 30, 1986, establishing the NASL Variable Life Account

(A)(1)(a)(ii)     Resolution of the Board of Directors of
                  North American Security Life Insurance
                  Company, dated May 30, 1995, amending the terms of the NASL Variable Life Account

(A)(5)            Form of Modified Single Premium Variable
                  Life Insurance Policy

(A)(10)           Form of Application for Modified Single
                  Premium Variable Life Insurance Policies

(6)               Memorandum describing Issuance, Transfer,
                  Redemption and Exchange Procedures for the Policy